THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS FOR THE FUND.

/s/ Vincent P. Corti
    Vincent P. Corti
    Secretary

PROSPECTUS
for Eligible Retirement Plans

LOGO OF THE INVESTMENT COMPANY OF AMERICA(R)

An opportunity for long-term
growth of capital and income

[LOGO OF THE AMERICAN FUNDS GROUP(R)]



FEBRUARY 28, 1996

                       THE INVESTMENT COMPANY OF AMERICA

                             333 South Hope Street
                             Los Angeles, CA 90071


The fund's investment objectives are long-term growth of capital and income. The fund strives to accomplish these objectives through constant supervision, careful selection and broad diversification of a portfolio which ordinarily consists principally of common stocks.

This prospectus relates only to shares of the fund offered without a sales charge through eligible retirement plans. For a prospectus regarding shares of the fund to be acquired otherwise, contact the Secretary of the fund at the address indicated above.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.

You may obtain the statement of additional information for the fund, dated February 28, 1996, which contains the fund's financial statements, without charge, by writing to the Secretary of the fund at the above address or telephoning 800/421-0180. These requests will be honored within three business days of receipt.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

04-010-0296

-------------------------------------------------------------------------------

            SUMMARY    This table is designed to help you understand costs of
        OF EXPENSES    investing in the fund. These are historical expenses;
                       your actual expenses may vary.

     Average annual    SHAREHOLDER TRANSACTION EXPENSES
 expenses paid over    Certain retirement plans may purchase shares of the
   a 10-year period    fund with no sales charge./1/ The fund also has no
           would be    sales charge on reinvested dividends, redemption fees
   approximately $8    or exchange fees.
 per year, assuming
           a $1,000    ANNUAL FUND OPERATING EXPENSES (as a percentage of
   investment and a    average net assets)
   5% annual return
      with no sales
            charge.

              Management fees......................................... 0.26%
              12b-1 expenses.......................................... 0.21%/2/
              Other expenses (including audit, legal, shareholder
               services, transfer agent and custodian expenses)....... 0.13%
              Total company operating expenses........................ 0.60%


              EXAMPLE                          1 YEAR 3 YEARS 5 YEARS 10 YEARS
              -------                          ------ ------- ------- --------
              You would pay the following
              cumulative expenses on a $1,000
              investment, assuming               $6     $19     $33     $75
              a 5% annual return./3/

              /1/ Retirement plans of organizations with $100 million or more in collective retirement plan assets may purchase shares of the fund with no sales charge. In addition, any employer-sponsored 403(b) plan or defined contribution plan qualified under
                  Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following such purchases. (See "Redeeming Shares-- Contingent Deferred Sales Charge.")

              /2/ These expenses may not exceed 0.25% of the company's average net assets annually. (See "Fund Organization and Management-- Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

              /3/ Use of this assumed 5% return is required by the Securities and Exchange Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

            TABLE OF CONTENTS

  Summary of Expenses.......................    2
  Financial Highlights......................    3
  Investment Objectives and Policies........    3
  Investment Techniques.....................    4
  Investment Results........................    7
  Dividends, Distributions and Taxes........    7
  Fund Organization and Management..........    8
  Purchasing Shares.........................    9
  Shareholder Services......................   11
  Redeeming Shares..........................   11

-------------------------------------------------------------------------------

          FINANCIAL    The following information has been audited by Price
         HIGHLIGHTS    Waterhouse LLP, independent accountants, whose unquali-
                       fied report relating to the most recent five years is
       (For a share    included in the statement of additional information.
        outstanding    This information should be read in conjunction with the
     throughout the    financial statements and accompanying notes which are
       fiscal year)    also included in the statement of additional informa-
                       tion.

                                                        YEAR ENDED DECEMBER 31
                            -----------------------------------------------------------------------------------
                             1995     1994     1993     1992     1991     1990    1989    1988    1987    1986
                            -------  -------  -------  -------  -------  ------  ------  ------  ------  ------
  Net Asset Value,
   Beginning of Year......  $ 17.67  $ 18.72  $ 17.89  $ 17.48  $ 14.52  $15.24  $12.94  $12.61  $13.19  $13.51
                            -------  -------  -------  -------  -------  ------  ------  ------  ------  ------
   INCOME FROM INVESTMENT
    OPERATIONS:
  Net investment income...      .52      .51      .54      .49      .51     .57     .61     .51     .46     .45
  Net realized and
   unrealized gain (loss)
   on investments.........     4.83     (.48)    1.51      .71     3.27    (.48)   3.13    1.14     .23    2.12
                            -------  -------  -------  -------  -------  ------  ------  ------  ------  ------
    Total from Investment
     Operations...........     5.35      .03     2.05     1.20     3.78     .09    3.74    1.65     .69    2.57
                            -------  -------  -------  -------  -------  ------  ------  ------  ------  ------
   LESS DISTRIBUTIONS:
   Dividends from net in-
    vestment
    income................     (.50)    (.48)    (.47)    (.47)    (.44)   (.59)   (.59)   (.56)   (.52)   (.44)
   Distributions from net
    realized gains........     (.91)    (.60)    (.75)    (.32)    (.38)   (.22)   (.85)   (.76)   (.75)  (2.45)
                            -------  -------  -------  -------  -------  ------  ------  ------  ------  ------
    Total Distributions...    (1.41)   (1.08)   (1.22)    (.79)    (.82)   (.81)  (1.44)  (1.32)  (1.27)  (2.89)
                            -------  -------  -------  -------  -------  ------  ------  ------  ------  ------
    Net Asset Value, End
     of Year..............  $ 21.61  $ 17.67  $ 18.72  $ 17.89  $ 17.48  $14.52  $15.24  $12.94  $12.61  $13.19
                            =======  =======  =======  =======  =======  ======  ======  ======  ======  ======
   Total Return/1/........    30.63%     .16%   11.62%    6.99%   26.54%    .68%  29.41%  13.34%   5.44%  21.74%
  RATIOS/SUPPLEMENTAL DA-
   TA:
   Net Assets, End of Year
    (in millions).........  $25,678  $19,280  $19,005  $15,428  $10,526  $5,923  $5,376  $4,119  $3,889  $3,730
   Ratios of Expenses to
    Average Net
    Assets................      .60%     .60%     .59%     .58%     .59%    .55%    .52%    .48%    .42%    .41%
   Ratio of Net Income to
    Average Net Assets....     2.70%    2.83%    3.03%    3.06%    3.29%   3.95%   4.11%   3.78%   3.14%   3.47%
   Portfolio Turnover Rate
     --common stocks......    20.91%   17.94%   19.57%    7.23%    5.79%   7.48%  14.47%  10.39%  10.76%  10.80%
     --investment securi-
    ties..................    20.37%   31.08%   17.57%    9.73%    6.21%  10.94%  18.22%  16.41%  11.47%  10.31%

 --------

 /1/ Calculated with no sales charge.

         INVESTMENT    The fund's investment objectives are long-term growth
         OBJECTIVES    of capital and income. The fund strives to accomplish
       AND POLICIES    these objectives through constant supervision, careful
                       selection and broad diversification. In the selection
   The fund aims to    of securities for investment, the possibilities of
   provide you with    appreciation and potential dividends are given more
   long-term growth    weight than current yield. The fund ordinarily invests
     of capital and    principally in common stocks. However, assets may also
            income.    be held in securities convertible into common stocks,
                       straight debt securities (rated in the top three quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or determined to be of equivalent quality by Capital Research and Management
                       Company), cash

-------------------------------------------------------------------------------

                       or cash equivalents, U.S. Government securities, or nonconvertible preferred stocks. (See the statement of additional information for a description of cash equivalents.)

                       Additionally, the fund may from time to time invest in common stocks and other securities of issuers domiciled outside the U.S. (See "Investment Techniques--Investing in Various Countries.")

                       The fund's investments are limited to securities in-cluded on its eligible list, which consists of securi-ties deemed suitable investment media in light of the fund's investment objectives and policies. Securities are added to, or deleted from, the eligible list by the board of directors, reviewing and acting upon the rec-ommendations of Capital Research and Management Compa-ny.

                       The fund's investment restrictions (which are described in the statement of additional information) and objec-tives cannot be changed without shareholder approval. All other investment practices may be changed by the fund's board.

                       ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVES CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.

         INVESTMENT    RISKS OF INVESTING Because the fund invests in stocks,
         TECHNIQUES    it is subject to market risks, including, for example,
                       the possibility that stock prices in general may de-
       Investing in    cline over short or even extended periods. The fund may
    stocks involves    also invest in fixed-income securities, including
     certain risks.    bonds, which have market values which tend to vary in-
                       versely with the level of interest rates--when interest rates rise, their values will tend to decline and vice versa. Although under normal market conditions longer term securities yield more than shorter term securities of similar quality, they are subject to greater price fluctuations. These fluctuations in the value of the investments will be reflected in the fund's net asset value per share.

                       INVESTING IN VARIOUS COUNTRIES Generally, the fund will invest no more than approximately 10% of its assets in securities of issuers that are not included in the Standard & Poor's 500 Composite Index (a broad measure of the U.S. stock market) and that are domiciled outside the U.S. Of course, investing internationally involves special risks caused by, among other things: fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; differing securities market structures; and occasional administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

-------------------------------------------------------------------------------

                       However, in the opinion of Capital Research and Management Company, global investing also can reduce certain portfolio risks due to greater diversification opportunities.

                       Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions are generally higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. The fund may enter into currency exchange contracts for the purpose of fixing the dollar cost or proceeds for a transaction. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by the fund's objectives and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed on the next page.

---------------------------------------------------------------------------------------------
                                                                      YEARS OF EXPERIENCE
                                                                         AS INVESTMENT
                                                                         PROFESSIONAL
                                                                         (APPROXIMATE)
                                                YEARS OF EXPERIENCE
                                                   AS PORTFOLIO
     PORTFOLIO                                    COUNSELOR (AND
COUNSELORS FOR THE                                   RESEARCH
INVESTMENT COMPANY        PRIMARY TITLE(S)        PROFESSIONAL IF     WITH CAPITAL
    OF AMERICA                                    APPLICABLE) FOR     RESEARCH AND
                                                  THE INVESTMENT       MANAGEMENT
                                                COMPANY OF AMERICA   COMPANY OR ITS  TOTAL
                                                   (APPROXIMATE)       AFFILIATES    YEARS
---------------------------------------------------------------------------------------------
 Jon B. Lovelace,    Chairman of the Board of   38 years (plus 5       44 years      44 years
  Jr.                the Fund. Vice Chairman    years as a research
                     of the Board of Directors  professional prior
                     and Chairman of the        to becoming
                     Executive Committee,       portfolio counselor
                     Capital Research and       for the fund)
                     Management Company

 William C. Newton   President and Director of  34 years               37 years      43 years
                     the Fund. Senior Partner,
                     The Capital Group
                     Partners L.P.*

 William R. Grimsley Senior Vice President of   24 years               26 years      33 years
                     the Fund. Senior Vice
                     President and Director,
                     Capital Research and
                     Management Company

 R. Michael Shanahan Senior Vice President of   5 years (plus 13       31 years      31 years
                     the Fund. Chairman         years as an
                     of the Board and           investment
                     Principal Executive        professional prior
                     Officer, Capital           to becoming a
                     Research and Management    portfolio counselor
                     Company                    for the fund)

 Gregg E. Ireland    Vice President of the      4 years (plus 10       23 years      23 years
                     Fund. Vice President,      years as a research
                     Capital Research and       professional prior
                     Management Company         to becoming a
                                                portfolio counselor
                                                for the fund)

 James B. Lovelace   Vice President of the      4 years (plus 4        14 years      14 years
                     Fund. Vice President,      years as a research
                     Capital Research and       professional prior
                     Management Company         to becoming a
                                                portfolio counselor
                                                for the fund)

 Donald D. O'Neal    Vice President of the      4 years (plus 4        11 years      11
                     Fund. Vice President,      years as a research                  years
                     Capital Research and       professional prior
                     Management Company         to becoming a
                                                portfolio counselor
                                                for the fund)

 Dina N. Perry       Vice President, Capital    2 years (plus 2         4 years      29
                     Research and Management    years as a research                  years
                     Company                    professional prior
                                                to becoming a
                                                portfolio counselor
                                                for the fund)
---------------------------------------------------------------------------------------------
* Company affiliated with Capital Research and Management Company
---------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

 INVESTMENT RESULTS    The fund may from time to time compare its investment
                       results to various unmanaged indices or other mutual
       The fund has    funds in reports to shareholders, sales literature and
   averaged a total    advertisements. The results may be calculated on a to-
      return (at no    tal return, yield and/or distribution rate basis for
   sales charge) of    various periods, with or without sales charges. Results
 13.20% a year over    calculated without a sales charge will be higher. Total
       its lifetime    returns assume the reinvestment of all dividends and
   (January 1, 1934    capital gain distributions.
   through December
         31, 1995).    The fund's yield and the average annual total returns
                       are calculated with no sales charge in accordance with Securities and Exchange Commission requirements. The fund's distribution rate is calculated by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end price and the capital gains paid over the last 12 months. For the 30-day period ended December 31, 1995, the fund's SEC yield was 2.49% and the distribution rate was 2.22% with no sales charge. The SEC yield reflects income earned by the fund, while the distribution rate reflects dividends paid by the fund. The fund's total return over the past
                       12 months and average annual total returns over the past five-year and ten-year periods, as of December 31, 1995, were 30.63%, 14.60%, and 14.12%, respectively. Of course, past results are not an indication of future results. Further information regarding the fund's investment results is contained in the fund's annual report which may be obtained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

         DIVIDENDS,    DIVIDENDS AND DISTRIBUTIONS Dividends are usually paid
  DISTRIBUTIONS AND    in March, June, September and December. Capital gains,
              TAXES    if any, are usually distributed in December. When a
                       dividend or capital gain is distributed, the net asset
             Income    value per share is reduced by the amount of the pay-
  distributions are    ment.
    usually made in
       March, June,    The terms of your plan will govern how your plan may
      September and    receive distributions from the fund. Generally, peri-
          December.    odic distributions from the fund to your plan are rein-
                       vested in additional fund shares, although your plan may permit fund distributions from net investment in-come to be received by you in cash while reinvesting capital gains distributions in additional shares or all fund distributions to be received in cash. Unless you select another option, all distributions will be rein-vested in additional fund shares.

                       FEDERAL TAXES The fund intends to operate as a "regulated investment company" under the Internal Revenue Code. In any fiscal year in which the fund so qualifies and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax. The tax treatment of redemptions from a retirement plan may differ from redemptions from an ordinary shareholder account.

                       Please see the statement of additional information and your tax adviser for further information.

-------------------------------------------------------------------------------

               FUND    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
       ORGANIZATION    end, diversified management investment company, was or-
                AND    ganized as a Delaware corporation in 1933. The fund's
         MANAGEMENT    board supervises fund operations and performs duties
                       required by applicable state and federal law. Members
      The fund is a    of the board who are not employed by Capital Research
      member of The    and Management Company or its affiliates are paid cer-
     American Funds    tain fees for services rendered to the fund as de-
    Group, which is    scribed in the statement of additional information.
  managed by one of    They may elect to defer all or a portion of these fees
    the largest and    through a deferred compensation plan in effect for the
   most experienced    fund. All shareholders have one vote per share owned
         investment    and, at the request of the holders of at least 10% of
          advisers.    the shares, the fund will hold a meeting at which any
                       member of the board could be removed by a majority vote.

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92621. Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the annual rate of 0.39% on the first $1.0 billion of the fund's net assets, plus 0.336% on net assets over $1 billion to $2 billion, plus 0.30% on net assets over $2 billion to $3 billion, plus 0.276% on net assets over $3 billion to $5 billion, plus 0.258% on net assets over $5 billion to $8 billion, plus 0.246% on net assets over $8 billion to $13 billion, plus 0.24% on net assets over $13 billion to $21 billion, plus 0.235% on net assets over $21 billion to $34 billion, plus 0.231% on net assets in excess of $34 billion.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information.) This policy has also been incorporated into the fund's "code of ethics" which is available from the fund's Secretary upon request.

-------------------------------------------------------------------------------

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or of other funds served by Capital Research and Management Company.

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors, Inc. is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 8332
                       Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversations with American Funds Distributors may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                       PLAN OF DISTRIBUTION The fund has a plan of distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided these expenses are approved in advance by the board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect. Expenditures by the fund under the plan may not exceed 0.25% of its average net assets annually (all of which may be for service fees).

                       TRANSFER AGENT American Funds Service Company, 800/421-0180, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. American Funds Service Company is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. It was paid a fee of $19,172,000 for the fiscal year ended December 31, 1995. Telephone conversations with American Funds Service Company may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

        PURCHASING     ALL ORDERS TO PURCHASE SHARES MUST BE MADE THROUGH YOUR
            SHARES     RETIREMENT PLAN. FOR MORE INFORMATION ABOUT HOW TO PUR-
                       CHASE SHARES OF THE FUND THROUGH YOUR EMPLOYER'S PLAN
                       OR LIMITATIONS ON THE AMOUNT THAT MAY BE PURCHASED,
                       PLEASE CONSULT WITH YOUR EMPLOYER. Shares are

-------------------------------------------------------------------------------

                       sold to eligible retirement plans at the net asset value per share next determined after receipt of an or-der by the fund or American Funds Service Company. Or-ders must be received before the close of regular trad-ing on the New York Stock Exchange in order to receive that day's net asset value. Plans of organizations with collective retirement plan assets of $100 million or more may purchase shares at net asset value. In addi-tion, any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The Ameri-can Funds Group other than the money market funds) may purchase shares at net asset value; however, a contin-gent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of such purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.") Plans may also qualify to purchase shares at net asset value by completing a statement of intention to purchase $1 million in fund shares subject to a com-mission over a maximum of 13 consecutive months. Cer-tain redemptions of such shares may also be subject to a contingent deferred sales charge as described above. (See the statement of additional information.)

                       The minimum initial investment is $250, except that the money market funds have a minimum of $1,000 for indi-vidual retirement accounts (IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll de-ductions and may be reduced or waived for shareholders of other funds in The American Funds Group.

                       American Funds Distributors, at its expense (from a designated percentage of its income), will, during cal-endar year 1996, provide additional promotional incen-tives to dealers. Currently these incentives are lim-ited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. Such incentive payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

                       Qualified dealers currently are paid a continuing serv-ice fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. (See "Fund Organi-zation and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with re-spect to the fund.

                       Shares of the fund are offered to other shareholders pursuant to another prospectus at public offering prices that may include an initial sales charge.
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

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                       SHARE PRICE Shares are offered to eligible retirement
                       plans at the net asset value next determined after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

                       The fund's net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

        SHAREHOLDER    Subject to any restrictions contained in your plan, you
           SERVICES    can exchange your shares for shares of other funds in
                       The American Funds Group which are offered through the plan at net asset value. In addition, again depending on any restrictions in your plan, you may be able to exchange shares automatically or cross-reinvest dividends in shares of other funds. Contact your plan administrator/trustee regarding how to use these services. Also, see the fund's statement of additional information for a description of these and other services that may be available through your plan. These services are available only in states where the fund to be purchased may be legally offered and may be terminated or modified at any time upon 60 days' written notice.

          REDEEMING    Subject to any restrictions imposed by your plan, you
             SHARES    can sell your shares through the plan any day the New
                       York Stock Exchange is open. For more information about how to sell shares of the fund through your retirement plan, including any charges that may be imposed by the plan, please consult with your employer.

                       By contacting  Your plan administrator/trustee must
                       your plan      send a letter of instruction
                       administrator/ specifying the name of the fund, the
                       trustee        number of shares or dollar amount to
                                      be sold, and, if applicable, your
                                      name and account number. For your
                                      protection, if you redeem more than
                                      $50,000, the signatures of the
                                      registered owners or their legal
                                      representatives must be guaranteed by
                                      a bank, savings association, credit
                                      union, or member firm of a domestic
                                      stock exchange or the National
                                      Association of Securities Dealers,
                                      Inc., that is an eligible guarantor
                                      institution. Your plan
                                      administrator/trustee should verify
                                      with the institution that it is an
                                      eligible guarantor prior to signing.
                                      Additional documentation may be
                                      required to redeem shares from
                                      certain accounts. Notarization by a
                                      Notary Public is not an acceptable
                                      signature guarantee.
                       --------------------------------------------------------
                       By contacting  Shares may also be redeemed through
                       your           an investment dealer; however you or
                       investment     your plan may be charged for this
                       dealer         service. SHARES HELD FOR YOU IN AN
                                      INVESTMENT DEALER'S STREET NAME MUST
                                      BE REDEEMED THROUGH THE DEALER.

                       THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE

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                       RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY.
                       (SEE "PURCHASING SHARES--SHARE PRICE.")

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions made within 12 months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under
                       Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; and for redemptions in connection with loans made by qualified retirement plans.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because the fund's net asset value fluctuates, reflecting the market value of the portfolio, the amount you receive for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

                       [RECYCLE LOGO]   This prospectus has been printed on
                                        recycled paper that meets the
                                        guidelines of the United States
                                        Environmental Protection Agency.

                        THIS PROSPECTUS RELATES ONLY TO SHARES OF THE FUND OFFERED WITHOUT A SALES CHARGE TO ELIGIBLE RETIREMENT PLANS. FOR A PROSPECTUS REGARDING SHARES OF THE FUND TO BE ACQUIRED OTHERWISE, CONTACT THE SECRETARY OF THE FUND AT THE ADDRESS INDICATED ON THE FRONT.


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